EL PASO ELECTRIC COMPANY                                              EXHIBIT 11
COMPUTATION OF EARNINGS PER COMMON SHARE
(IN THOUSANDS EXCEPT FOR SHARE DATA)

                                                                    THREE          THREE
                                                                   MONTHS         MONTHS
                                                                    ENDED          ENDED
                                                                SEPTEMBER 30,   SEPTEMBER 30,
                                                                    1997           1996
                                                                ------------    ------------
PRIMARY:

    Weighted average number of common shares outstanding          60,067,832      59,999,981
    Weighted average number of restricted shares                     171,404         180,000
    Net effect of dilutive stock options                             220,412          59,257
                                                                ------------    ------------
       Total                                                      60,459,648      60,239,238
                                                                ============    ============


    Net income applicable to common stock:
       Income before extraordinary loss on repurchase of debt   $     20,657    $     19,793
       Extraordinary loss on repurchase of debt, net of
           federal income tax benefit                                    (69)            -
                                                                ------------    ------------
       Net income applicable to common stock                    $     20,588    $     19,793
                                                                ============    ============

    Net income per common share:
       Income before extraordinary loss on repurchase of debt   $      0.342    $      0.329
       Extraordinary loss on repurchase of debt, net of
           federal income tax benefit                                 (0.001)            -
                                                                ------------    ------------
       Net income                                               $      0.341    $      0.329
                                                                ============    ============

FULLY DILUTED (1):

    Weighted average number of common shares outstanding          60,067,832      59,999,981
    Weighted average number of restricted shares                     171,404         180,000
    Net effect of dilutive stock options                             220,412          59,257
                                                                ------------    ------------
       Total                                                      60,459,648      60,239,238
                                                                ============    ============


    Net income applicable to common stock:
       Income before extraordinary loss on repurchase of debt   $     20,657    $     19,793
       Extraordinary loss on repurchase of debt, net of
           federal income tax benefit                                    (69)            -
                                                                ------------    ------------
       Net income applicable to common stock                    $     20,588    $     19,793
                                                                ============    ============

    Net income per common share:
       Income before extraordinary loss on repurchase of debt   $      0.342    $      0.329
       Extraordinary loss on repurchase of debt, net of
           federal income tax benefit                                 (0.001)            -
                                                                ------------    ------------
       Net income                                               $      0.341    $      0.329
                                                                ============    ============

(1) This calculation is submitted in accordance with Securities Exchange Act of 1934 Release No. 9083, although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.

EL PASO ELECTRIC COMPANY                                              EXHIBIT 11
COMPUTATION OF EARNINGS PER COMMON SHARE
(IN THOUSANDS EXCEPT FOR SHARE DATA)

                                                               NINE         PERIOD FROM  | PERIOD FROM
                                                              MONTHS        FEBRUARY 12  |  JANUARY 1
                                                               ENDED            TO       |     TO
                                                           SEPTEMBER 30,   SEPTEMBER 30, | FEBRUARY 11,
                                                               1997            1996      |    1996
                                                           ------------    ------------  | -----------
                                                                                         |
PRIMARY:                                                                                 |
                                                                                         |
    Weighted average number of common shares outstanding     60,052,481      59,999,981  |  35,544,330
    Weighted average number of restricted shares                173,863         137,866  |         -
    Net effect of dilutive stock options                        291,343          22,631  |         -
                                                           ------------    ------------  | -----------
       Total                                                 60,517,687      60,160,478  |  35,544,330
                                                           ============    ============  | ===========
                                                                                         |
                                                                                         |
    Net income applicable to common stock:                                               |
       Income before extraordinary items                   $     36,108    $     26,533  | $   118,198
       Extraordinary loss on repurchase of debt, net of                                  |
          federal income tax benefit                             (2,741)            -    |         -
       Extraordinary gain on discharge of debt                      -               -    |     264,273
                                                           ------------    ------------  | -----------
       Net income applicable to common stock               $     33,367    $     26,533  |     382,471
                                                           ============    ============  | ===========
                                                                                         |
    Net income per common share:                                                         |
       Income before extraordinary items                   $      0.596    $      0.441  |       3.325
       Extraordinary loss on repurchase of debt, net of                                  |
          federal income tax benefit                             (0.045)            -    |         -
       Extraordinary gain on discharge of debt                      -               -    |       7.435
                                                           ------------    ------------  | -----------
       Net income                                          $      0.551    $      0.441  | $    10.760
                                                           ============    ============  | ===========
                                                                                         |
FULLY DILUTED (1):                                                                       |
                                                                                         |
    Weighted average number of common shares outstanding     60,052,481      59,999,981  |  35,544,330
    Weighted average number of restricted shares                173,863         137,866  |         -
    Net effect of dilutive stock options                        291,343          22,631  |         -
                                                           ------------    ------------  | -----------
       Total                                                 60,517,687      60,160,478  |  35,544,330
                                                           ============    ============  | ===========
                                                                                         |
                                                                                         |
    Net income applicable to common stock:                                               |
       Income before extraordinary items                   $     36,108    $     26,533  | $   118,198
       Extraordinary loss on repurchase of debt, net of                                  |
          federal income tax benefit                             (2,741)            -    |         -
       Extraordinary gain on discharge of debt                      -               -    |     264,273
                                                           ------------    ------------  | -----------
       Net income applicable to common stock               $     33,367    $     26,533  | $   382,471
                                                           ============    ============  | ===========
                                                                                         |
    Net income per common share:                                                         |
       Income before extraordinary items                   $      0.596    $      0.441  | $     3.325
       Extraordinary loss on repurchase of debt, net of                                  |
          federal income tax benefit                             (0.045)            -    |         -
       Extraordinary gain on discharge of debt                      -               -    |       7.435
                                                           ------------    ------------  | -----------
       Net income                                          $      0.551    $      0.441  | $    10.760
                                                           ============    ============  | ===========

(1) This calculation is submitted in accordance with Securities Exchange Act of 1934 Release No. 9083, although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.

EL PASO ELECTRIC COMPANY                                              EXHIBIT 11
COMPUTATION OF EARNINGS PER COMMON SHARE
(IN THOUSANDS EXCEPT FOR SHARE DATA)

                                                              TWELVE        PERIOD FROM   |     PERIOD FROM
                                                              MONTHS        FEBRUARY 12   |   OCTOBER 1, 1995
                                                               ENDED            TO        |          TO
                                                           SEPTEMBER 30,   SEPTEMBER 30,  |     FEBRUARY 11,
                                                               1997            1996       |         1996
                                                           ------------    ------------   |    -------------
                                                                                          |
PRIMARY:                                                                                  |
                                                                                          |
    Weighted average number of common shares outstanding     60,039,248      59,999,981   |       35,544,330
    Weighted average number of restricted shares                175,410         137,866   |              -
    Net effect of dilutive stock options                        239,812          22,631   |              -
                                                           ------------    ------------   |     ------------
       Total                                                 60,454,470      60,160,478   |       35,544,330
                                                           ============    ============   |     ============
                                                                                          |
                                                                                          |
    Net income applicable to common stock:                                                |
       Income before extraordinary items                   $     41,006    $     26,533   |     $     99,329
       Extraordinary loss on repurchase of debt, net of                                   |
          federal income tax benefit                             (2,741)            -     |              -
       Extraordinary gain on discharge of debt                      -               -     |          264,273
                                                           ------------    ------------   |     ------------
       Net income applicable to common stock               $     38,265    $     26,533   |     $    363,602
                                                           ============    ============   |     ============
                                                                                          |
    Net income per common share:                                                          |
       Income before extraordinary items                   $      0.678    $      0.441   |     $      2.795
       Extraordinary loss on repurchase of debt, net of                                   |
          federal income tax benefit                             (0.045)            -     |              -
       Extraordinary gain on discharge of debt                      -               -     |            7.435
                                                           ------------    ------------   |     ------------
       Net income                                          $      0.633    $      0.441   |     $     10.230
                                                           ============    ============   |     ============
                                                                                          |
FULLY DILUTED (1):                                                                        |
                                                                                          |
    Weighted average number of common shares outstanding     60,039,248      59,999,981   |       35,544,330
    Weighted average number of restricted shares                175,410         137,866   |              -
    Net effect of dilutive stock options                        239,812          22,631   |              -
                                                           ------------    ------------   |     ------------
       Total                                                 60,454,470      60,160,478   |       35,544,330
                                                           ============    ============   |     ============
                                                                                          |
                                                                                          |
    Net income applicable to common stock:                                                |
       Income before extraordinary items                   $     41,006    $     26,533   |     $     99,329
       Extraordinary loss on repurchase of debt, net of                                   |
          federal income tax benefit                             (2,741)            -     |              -
       Extraordinary gain on discharge of debt                      -               -     |          264,273
                                                           ------------    ------------   |     ------------
       Net income applicable to common stock               $     38,265    $     26,533   |     $    363,602
                                                           ============    ============   |     ============
                                                                                          |
    Net income per common share:                                                          |
       Income before extraordinary items                   $      0.678    $      0.441   |     $      2.795
       Extraordinary loss on repurchase of debt, net of                                   |
          federal income tax benefit                             (0.045)            -     |              -
       Extraordinary gain on discharge of debt                      -               -     |            7.435
                                                           ------------    ------------   |     ------------
       Net income                                          $      0.633    $      0.441   |     $     10.230
                                                           ============    ============   |     ============

(1) This calculation is submitted in accordance with Securities Exchange Act of 1934 Release No. 9083, although not required by footnote 2 to paragraph 14 of APB Opinion No. 15 because it results in dilution of less than 3%.